UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

Smith Micro Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SMITHMICRO VOTE SOFTWARE ENDORSEMENT_LINE SACKPACK 000004 MRA SAMPLE DESIGNATION (IF ANY) + ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Online Go to www.envisionreports.com/SMSI or scan the QR code – login details are located in the shaded bar below. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of proxy Materials for the Smith Micro Software, Inc. Stockholder Meeting to be Held on June 7, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual Stockholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important! This communications presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 Annual Report and the proxy Statement for the 2022 Annual Meeting of Stockholders are available at: www.envisionreports.com/SMSI Easy Online Access – View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SMSI. Step 2: Click on Cast your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side of this notice on or before May 27, 2022 to facilitate timely delivery. 2 NOT Copy 03M398

Stockholder Meeting Notice The 2022 Annual Meeting of Stockholders of Smith Micro Software, Inc. will be held on June 7, 2022, 11:00 a.m. Eastern Time, virtually via the internet at meet now. Global/M4MR5F9. To access the virtual meeting. You must have the information that is printed in the shaded bar located on the reverse side of this from. Proposals to be voted on at the meeting are listed below along with the board of Director’s recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR proposals 2 and 3. 1.Election of two (2) Directors to serve a three year term ending at the 2025 Annual Meeting of stockholders or until their successors are duly elected and qualified. 01 Andrew Amo 02 Samuel Gulko 2. Non-binding advisory vote to compensation of named executive officers. 3. Ratification of the appointment of singer Lew ak LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 PLEASE NOTE-YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at he online virtual meeting pleases have this notice with you. Here’s how to older a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy. You will receive an email a link to the current meeting materials. PLEASE NOTE: you must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. -Internet – Go to www.envisionreports.com/SMS|. Click Cast your vote or request Materials. -Phone – Call us free of Charge at 1-866-641-4176. -Email – Send an email to investorvote@computershare.com with “proxy Materials Smith Micro Software, Inc.” in the subject line. Include your full name and address, Plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely, all request for a paper copy of proxy materials must be received by May 27, 2022.